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Exhibit 99.1 - Certification of Chief Executive Officer and Chief Financial
Officer

     CERTIFICATION OF PERIODIC FINANCIAL REPORT

     Seon Hong Kim and Yong Hwa Kim hereby certify as follows:

     1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Center Financial Corporation.

     2. The Form 10-K of Center Financial Corporation for the Year Ended December 31, 2002 complies with therequirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Center Financial Corporation.

                                                       /s/ Seon Hong Kim
                                                       _________________________

                                                       Seon Hong Kim
                                                       President &
                                                       Chief Executive Officer

                                                       /s/ Yong Hwa Kim
                                                       _________________________

                                                       Yong Hwa Kim
                                                       Senior Vice President &
                                                       Chief Financial Officer